EXHIBIT 99.1

ALLIS-CHALMERS CORPORATION ANNOUNCES FIRST QUARTER EARNINGS, BUSINESS
DEVELOPMENTS

6/19/2003 8:06 P.M. Houston -- PRNewswire/FirstCall via COMTEX/ -- Allis-Chalmers Corporation (OTC Bulletin Board: ACLM) today announced earnings for the first quarter of 2003, and announced that it has obtained oilfield service contracts with Pemex Mexican National Company.

Increased Revnues in First Quarter of 2003.
-------------------------------------------

         The Company announced that revenues for the three months ended March 31, 2003 increased to $6,999,000 compared to $3,253,000 in the comparable period of 2002. The increase reflects increased activity in the drilling market, increased market share and the fact that the Company's 2002 operations included only two months of the operations of Strata Directional Technologies, Inc. and Jens' Oilfield Service, Inc., which were acquired effective February 6, 2002. Operating income for the period totaled $1,023,000 compared to a loss of ($201,000) in the first quarter of 2002. The Company had net income of $211,000, or 0.01 per common share, for the first quarter of 2003 compared with a loss of ($640,000), or (0.04) per common share, for the first quarter of 2002.

         Munawar H. Hidayatallah, the Company's Chairman and Chief Executive Officer, stated, "we have seen some increased demand in most sectors of the oil and natural gas industry and we are working to participate in that growth, but our success in the first quarter is mainly due to our increase in market share in existing operations."

New Pemex Contracts.
--------------------

         The Company also announced that its Mexican joint venture partner, Materiales y Equipo Petroleo, S.A. de C.V. ("Maytep"), has obtained a 31 month extension on a contract pursuant to which the Company will provide equipment and services to the Mexican National Oil Company Pemex. The extension commencing on May 24, 2003 is expected to continue to provide the Company $1.5 million in operating income per year through December 31, 2005. The Company's joint venture partner also entered into a new contract with Pemex with a term of two years which is expected to provide the Company an additional $1.0 million of operating income per year over the next two years.

         The Company's President, Jens H. Mortensen, stated, "we are pleased with our continuing relationship with Pemex and hope to further increase both on-shore and off-share drilling activities in Mexico through our joint venture with Maytep."


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                           ALLIS-CHALMERS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except per share)


                                                        Three Months Ended
                                                             March 31,
                                                        2003           2002
                                                      ---------     ---------
                                                   (thousands, except per share)

Sales                                                 $  6,999      $  3,253
Cost of sales                                            4,995         2,614
                                                      ---------     ---------
   Gross Margin                                          2,004           639

Marketing and administrative expense                       981           840
                                                      ---------     ---------

   Income/ (loss) from operations                        1,023          (201)

Other Income (expense)
   Interest income                                          --            30
   Interest expense                                       (637)         (423)
   Other                                                    12             1
   Minority interest                                      (187)          (17)
                                                      ---------     ---------

Net income/(loss) before income taxes                      211          (610)
                                                      ---------     ---------

   Provision for income taxes                               --           (30)

Net income/ (loss)                                         211          (640)
                                                      ---------     ---------

   Preferred stock dividend                               (394)          (58)

Net income/ (loss) attributed to common shares        $   (183)     $   (698)
                                                      =========     =========

Net income/ (loss) per common share                   $  (0.01)     $  (0.04)
                                                      =========     =========

Weighted average number of common shares outstanding
     Basic                                              19,633        16,274
                                                      =========     =========

    Diluted                                             19,633        16,274
                                                      =========     =========

This interim statement is unaudited.

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
                                ALLIS-CHALMERS CORPORATION
                                CONSOLIDATED BALANCE SHEETS
                               (in thousands, except shares)

                                                                 March 31,    December 31,
                                                                   2003          2002
                                                                 ---------     ---------
Assets
------

Cash and cash equivalents                                        $    257      $    146
Trade receivables, net                                              5,885         4,409
Lease deposit                                                         424           525
Lease receivable, current                                             180           180
Prepaids and other current assets
                                                                    1,013           317
                                                                 ---------     ---------

    Total current assets                                            7,759         5,577

Property, plant and equipment, net                                 16,856        17,124
Goodwill                                                            7,829         7,829
Other intangible assets, net                                        2,518         2,650
Debt issuance costs, net                                              413           515
Lease receivable                                                    1,058         1,042
Other assets                                                           41            41
                                                                 ---------     ---------

    Total assets                                                 $ 36,474      $ 34,778
                                                                 =========     =========

Liabilities and Shareholders' Equity
------------------------------------

Current maturities of long-term debt                             $ 13,565      $ 13,890
Trade accounts payable                                              3,686         2,106
Accrued employee benefits and payroll taxes                           320           280
Accrued interest                                                    1,085           811
Accrued expenses                                                    1,303         1,506
                                                                 ---------     ---------

   Total current liabilities                                       19,959        18,593

Accrued postretirement benefit obligations                            660           670
Long-term debt, less current portion                                7,273         7,231
Other long-term liabilities                                           270           270

Minority interest                                                   1,771         1,584
Redeemable warrants                                                 1,500         1,500
Redeemable convertible preferred stock                              4,215         3,821

Shareholders' equity:
Common stock, $.15 par value (110,000,000 shares authorized;
19,633,340 issued and outstanding at March 31, 2003 and at
December 31, 2002)                                                  2,945         2,945
Capital in excess of par value                                      6,843         7,237
Accumulated (deficit)                                              (8,962)       (9,173)
                                                                 ---------     ---------

Total shareholders' equity                                            826         1,009
                                                                 ---------     ---------

Total liabilities and shareholders' equity                       $ 36,474      $ 34,779
                                                                 =========     =========

This interim statement is unaudited.

The accompanying Notes are an integral part of the Financial Statements.

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
                                    ALLIS-CHALMERS CORPORATION
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                                          (in thousands)

                                                                             Three Months Ended
                                                                                  March 31,
                                                                              2003         2002
                                                                            --------     --------
Cash flows from operating activities:
Net income (loss)                                                           $   211      $  (640)
Adjustments to reconcile net (loss) to net
       cash provided (used) by operating activities:
Depreciation expense                                                            464          381
Amortization expense                                                            234          110
Amortization of discount on debt                                                183          100
Minority interest in income of subsidiary                                       187           17
Changes in working capital:
     Decrease (increase) in accounts receivable                              (1,476)          67
     Decrease (increase) in due from related party                               --           23
     Decrease (increase) in lease deposit                                       101           --
     Decrease (increase) in other current assets                               (696)          24
     (Decrease) increase in accounts payable                                  1,580         (251)
     (Decrease) increase in accrued interest                                    274          (31)
     (Decrease) increase in accrued expenses                                   (203)         (43)
     (Decrease) increase in other long-term liabilities                          --          136
     (Decrease) increase in accrued employee benefits and payroll taxes          30         (400)
                                                                            --------     --------

Net cash provided (used) by operating activities                                889         (381)

Cash flows from investing activities:
    Acquisition of Jens, net of cash acquired                                    --       (7,762)
    Acquisition of Strata, net of cash acquired                                  --         (177)
    Purchase of equipment                                                      (196)         (54)
                                                                            --------     --------

Net cash (used) by investing activities                                        (196)      (7,993)

Cash flows from financing activities:
     Proceeds from issuance of long-term debt                                    --        9,005
     Repayments of long-term debt                                              (582)          --
     Debt issuance costs                                                         --         (539)
                                                                            --------     --------

Net cash provided (used) by financing activities                               (582)       8,466
                                                                            --------     --------

Net increase (decrease) in cash and cash equivalents                            111           92

Cash and cash equivalents at beginning of year                                  146          152
                                                                            --------     --------

Cash and cash equivalents at end of period                                  $   257      $   244
                                                                            ========     ========

Supplemental information - interest paid                                    $   454      $   424
                                                                            ========     ========

This interim statement is unaudited.

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About Allis-Chalmers Corporation
--------------------------------

         Allis-Chalmers Corporation provides a variety of products and services to the oil and natural gas drilling industry through its subsidiaries Mountain Compressed Air, Inc. which provides air drilling services to natural gas exploration operations, Jens' Oilfield Service, Inc., which supplies highly specialized equipment and operations to install casing and production tubing required to drill and complete oil and gas wells, and Strata Directional Technology, Inc., which provides high-end directional and horizontal drilling services for specific targeted reservoirs that cannot be reached vertically.

Forward Looking Statements
--------------------------

This Press Release contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934) regarding Allis-Chalmer Corporation's business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company's ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company's most recent filings on Form 10K (including without limitation in the "Risk Factors" Section) and Form 10-Q, and in the Company's other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.


Source:  Allis-Chalmers Corporation

Munawar H. Hidayatallah of
Allis-Chalmers Corporation
+1-713-369-0550